==================================================================




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) November 18, 1997
                                                      -----------------

                            Statewide Financial Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant s telephone number, including area code (201) 795-4000
                                                         -------------




     ==================================================================


     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
               -------------
               A press release was issued Tuesday, November 18, 1997 announcing Registrant's quarterly dividend of $0.11 per share.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
               ----------------------------------

               Exhibit No.              Description
               -----------              -----------

                  99 A press release was issued Tuesday, November 18, 1997 announcing Registrant's quarterly dividend of $0.11 per share.



     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    November 26, 1997             By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer




                                  EXHIBIT INDEX
                                  -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99                  A press release was issued Tuesday,
                         November 18, 1997 announcing Registrant's quarterly dividend of $0.11 per share.



     FOR IMMEDIATE RELEASE                 Contact: Augustine F. Jehle
     November 18, 1997                                    201-795-4000
                                                    Anthony S. Cicatiello
                                                          732-382-1066


                  Statewide Financial Corp. Declares Dividend


     Jersey City, N.J. (November 18, 1997) . . . Statewide Financial Corp. (Nasdaq: SFIN), the holding company for Statewide Savings Bank S.L.A., announced that its Board of Directors yesterday approved a quarterly dividend on its common stock of eleven cents ($0.11) per common share. The dividend will be payable on December 29, 1997, to shareholders of record at the close of business on December 5, 1997.

     "We continue to meet our financial objectives and to develop and provide new products for our customers to meet their business and personal needs," said Statewide Financial Corp. Chairman, President and Chief Executive Officer Victor M. Richel. "We are pleased to be able to issue this sixth consecutive quarterly dividend to our shareholders."

     Headquartered in Jersey City, N.J., Statewide Savings Bank conducts business from 16 locations in Hudson, Union, Bergen and Passaic counties. Statewide's deposits are insured by the Savings Association Insurance Fund (SAIF) of the Federal Deposit Insurance Corporation
     (FDIC).